UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Dryden Tax-Managed Funds

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2008

Date of reporting period:	10/31/2008

Item 1 – Reports to Stockholders

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Large-Cap Core Equity Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Large-Cap Core Equity Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Large-Cap Core Equity Fund

Dryden Large-Cap Core Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Large-Cap Core Equity Fund is long-term after-tax growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.36%; Class B, 2.06%; Class C, 2.06%; Class L, 1.56%; Class M, 2.06%; Class X, 1.38%; Class Z, 1.06%. Net operating expenses apply to: Class A, 1.34%; Class B, 2.06%; Class C, 2.06%; Class L, 1.56%; Class M, 2.06%; Class X, 1.38%; Class Z, 1.06%, after contractual reduction through 2/28/2008.

Cumulative Total Returns as of 10/31/08
	One Year	Five Years	Since Inception[1]
Class A	–36.75%	0.68%	–4.66%
Class B	–37.22	–2.98	–11.23
Class C	–37.22	–2.98	–11.23
Class L	–36.94	N/A	–28.93
Class M	–37.22	N/A	–29.49
Class X	–36.51	N/A	–28.70
Class Z	–36.64	1.91	–2.27
S&P 500 Index[2]	–36.08	1.31	**
Lipper Large-Cap Core Funds Avg.[3]	–36.22	–1.50	***

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Average Annual Total Returns[4] as of 9/30/08
	One Year	Five Years	Since Inception[1]
Class A	–26.62%	3.94%	0.85%
Class B	–26.79	4.15	0.70
Class B—Return After Taxes on Distribution	–26.80	4.15	0.70
Class B—Return After Taxes on Distribution and Sale of Fund Shares	–17.39	3.57	0.60
Class C	–23.64	4.34	0.71
Class L	–26.99	N/A	–13.03
Class M	–27.49	N/A	–12.99
Class X	–27.01	N/A	–12.62
Class Z	–22.17	5.36	1.71
S&P 500 Index[2]	–21.96	5.17	**
Lipper Large-Cap Core Funds Avg.[3]	–21.95	4.30	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A shares and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 3/3/1999; Class L, Class M, and Class X, 3/19/2007. The Since Inception returns for the S&P 500 Index and the Lipper Large-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper Average represents returns based on an average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject

Dryden Large-Cap Core Equity Fund	3

Your Fund’s Performance (continued)

to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/08 are –8.12% for Class A, Class B, Class C, and Class Z; and –29.59% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/08 are 1.04% for Class A, Class B, Class C, and Class Z; and –10.54% for Class L, Class M, and Class X.

***Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/08 are –7.60% for Class A, Class B, Class C, and Class Z; and –29.61% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/08 are 0.87% for Class A, Class B, Class C, and Class Z; and –10.63% for Class L, Class M, and Class X.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings* expressed as a percentage of net assets as of 10/31/08
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	4.4%
Procter & Gamble Co., Household Products	2.8
Chevron Corp., Oil, Gas & Consumable Fuels	2.3
Microsoft Corp., Software	2.1
Johnson & Johnson, Pharmaceuticals	1.9

* Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Five Largest Sectors expressed as a percentage of net assets as of 10/31/08
Information Technology	16.3%
Healthcare	14.9
Financials	13.4
Energy	12.7
Consumer Staples	12.0

Industry weightings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Large-Cap Core Equity Fund Class A shares declined 36.75% for the 12-month reporting period ended October 31, 2008, which was slightly more than the 36.08% decline of the benchmark S&P 500 Index and the 36.22% decline of the Lipper Large-Cap Core Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) actively manages the Fund using a quantitative process designed to identify attractive opportunities among stocks of both slow-growing and fast-growing companies. Valuation is one of the factors emphasized for slow-growing companies, and news is one of the factors emphasized for fast-growing companies.

Changes to the quantitative model occasionally occur as a result of ongoing research. All research must have solid theoretical underpinnings and undergo extensive testing before being included in the model. Initially, ideas are typically tested separately and then combined with other model parameters in simulations. New concepts are also typically tested side by side with the existing model in real-time monitoring before being fully included in the process. QMA also takes into consideration the tax consequences of trading on the portfolio.

What were conditions like in the U.S. stock market?

The environment for investing in stocks deteriorated as rising delinquencies and foreclosures on subprime mortgages in the United States caused commercial banks, Wall Street firms, and savings and loan institutions to take huge write-downs and losses related to the risky home loans. Banks grew increasingly reluctant to lend to each other, to businesses, and to consumers. Concern that the credit crisis would harm the broader economy had prompted the Federal Reserve (the Fed) to lower short-term interest rates twice shortly before the reporting period began. During the reporting period, the Fed tried to stimulate growth and calm financial markets by repeatedly cutting its target for the federal funds rate on overnight loans between banks, lowering the key rate from 4.50% to 1.00%. Yet a government report showed the U.S. economy contracted during the July–September 2008 period as consumer spending declined for the first time in 17 years.

The Fed also took unusual steps to support the nation’s financial system. For example, the Fed facilitated the hurried purchase of Bear Stearns Cos. at a deep discount by J.P. Morgan Chase & Co. as the former neared collapse in March 2008. Indeed, the events of September 2008 signaled an end to the era of large, independent Wall Street investment banks. Bank of America agreed to purchase Merrill Lynch & Co.,

Dryden Large-Cap Core Equity Fund	5

Strategy and Performance Overview (continued)

and Barclays Capital purchased some of Lehman Brothers Holdings Inc.’s North American businesses after it declared bankruptcy. The Fed allowed Morgan Stanley and Goldman Sachs Group, Inc. to become traditional bank holding companies.

During September 2008, the Treasury Department initially proposed a $700 billion bailout plan to purchase distressed mortgage-related assets from some financial institutions in order to free up banks to resume normal lending. A revised version of the plan that also called for directly injecting capital into the banking sector was signed into law in October 2008. (The plan continues to be revised.)

How did different sectors of the U.S. stock market perform?

All ten sectors of the S&P 500 Index ended the reporting period with double-digit losses. Four of the sectors—consumer staples, healthcare, utilities, and energy—outperformed the S&P 500 Index. Consumer staples posted the smallest loss, as it includes businesses such as food, beverage, and tobacco that tend to hold up relatively well during challenging economic times. The energy sector initially performed well, as the price of crude oil soared above $140 per barrel in July. But the energy sector finished in negative territory as a deteriorating outlook for global economic growth sent commodities prices tumbling, including crude oil, which ended the reporting period at about $67 per barrel. The remaining six sectors—telecommunications services, materials, information technology, industrials, consumer discretionary, and financials—underperformed the S&P 500 Index. Not surprisingly, the beleaguered financials sector posted the largest loss, down more than 50% for the reporting period.

Among rapidly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

Among faster-growing companies, the news factor performed well. This helped the Fund to hold stocks with positive news, which in the difficult market environment generally meant shares that declined less than the overall market. Examples included Express Scripts (–4%) and QUALCOMM (–9%). Compared to the S&P 500 Index, the Fund also had underweight exposures to stocks such as Google (–49%), which had deteriorating news.

Among slowly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

Among slower-growing companies, the performance of the valuation factors was mixed. The Fund benefited from having overweight exposures to Chevron (+14%) and Johnson & Johnson (+0.34%) compared with the S&P 500 Index. However, having overweight positions in certain financial stocks, such as Allstate (–48%) and Sunstone Hotel Investors (–74%), hurt the Fund’s performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2008, at the beginning of the period, and held through the six-month period ended October 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden Large-Cap Core Equity Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Large-Cap Core Equity Fund		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$710.40	1.41%	$6.06
	Hypothetical	$1,000.00	$1,018.05	1.41%	$7.15

Class B	Actual	$1,000.00	$707.90	2.11%	$9.06
	Hypothetical	$1,000.00	$1,014.53	2.11%	$10.68

Class C	Actual	$1,000.00	$707.90	2.11%	$9.06
	Hypothetical	$1,000.00	$1,014.53	2.11%	$10.68

Class L	Actual	$1,000.00	$709.40	1.61%	$6.92
	Hypothetical	$1,000.00	$1,017.04	1.61%	$8.16

Class M	Actual	$1,000.00	$707.90	2.11%	$9.06
	Hypothetical	$1,000.00	$1,014.53	2.11%	$10.68

Class X	Actual	$1,000.00	$715.90	1.36%	$5.87
	Hypothetical	$1,000.00	$1,018.30	1.36%	$6.90

Class Z	Actual	$1,000.00	$711.50	1.11%	$4.78
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average annual account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.5%
COMMON STOCKS
CONSUMER DISCRETIONARY 6.4%

Diversified Consumer Services 0.4%
6,000	Apollo Group Inc., (Class A)(a)	$417,060
8,400	Jackson Hewitt Tax Service, Inc.	115,752
20,900	Service Corp. International	144,210

		677,022

Hotels, Restaurants & Leisure 1.6%
1,700	California Pizza Kitchen, Inc.(a)	16,609
40,900	Carnival Corp.(b)	1,038,860
22,500	McDonald’s Corp.	1,303,425
12,600	YUM! Brands, Inc.	365,526

		2,724,420

Household Durables 0.2%
14,100	Leggett & Platt, Inc.	244,776

Media 1.4%
59,400	DIRECTV Group, Inc. (The)(a)(b)	1,300,266
23,500	Gannett Co., Inc.(b)	258,500
1,500	Meredith Corp.	29,055
16,400	Time Warner, Inc.	165,476
25,360	Walt Disney Co. (The)	656,824

		2,410,121

Multiline Retail 0.8%
29,000	99 Cents Only Stores Inc.(a)	353,800
13,700	Big Lots, Inc.(a)(b)	334,691
13,200	J.C. Penney Co., Inc.(b)	315,744
8,700	Kohl’s Corp.(a)	305,631

		1,309,866

Specialty Retail 0.8%
17,400	Gap, Inc. (The)	225,156
16,600	Home Depot, Inc.	391,594
11,200	Rent-A-Center, Inc.(a)	163,520
19,800	TJX Cos., Inc. (The)(b)	529,848

		1,310,118

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	9

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
CONSUMER DISCRETIONARY (Continued)

Textiles, Apparel & Luxury Goods 1.2%
30,200	Coach, Inc.(a)	$622,120
35,900	Jones Apparel Group, Inc.	398,849
5,200	Polo Ralph Lauren Corp.	245,284
94,400	Liz Claiborne, Inc.(b)	769,360

		2,035,613
CONSUMER STAPLES 12.0%

Beverages 2.0%
2,200	Anheuser-Busch Cos., Inc.	136,466
46,200	Coca-Cola Co. (The)	2,035,572
22,200	Coca-Cola Enterprises, Inc.	223,110
3,000	PepsiAmericas, Inc.	56,790
17,394	PepsiCo, Inc.	991,632

		3,443,570

Food & Staples Retailing 2.9%
19,100	Kroger Co. (The)	524,486
30,000	Safeway, Inc.	638,100
39,200	SYSCO Corp.	1,027,040
46,970	Wal-Mart Stores, Inc.	2,621,396

		4,811,022

Food Products 0.5%
11,438	Archer-Daniels-Midland Co.(b)	237,110
6,000	ConAgra Foods, Inc.	104,520
2,100	General Mills, Inc.	142,254
12,030	Kraft Foods, Inc. (Class A)	350,554

		834,438

Household Products 4.3%
24,370	Colgate-Palmolive Co.	1,529,461
18,400	Kimberly-Clark Corp.	1,127,736
72,564	Procter & Gamble Co.(b)	4,683,280

		7,340,477

Tobacco 2.3%
70,200	Altria Group, Inc.	1,347,138
37,900	Philip Morris International, Inc.	1,647,513

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
CONSUMER STAPLES (Continued)

Tobacco (cont’d.)
16,400	Reynolds American, Inc.	$802,944

		3,797,595
ENERGY 12.7%

Energy Equipment & Services 1.7%
3,500	Complete Production Services(a)	43,365
17,200	ENSCO International, Inc.	653,772
25,800	Halliburton Co.	510,582
25,800	Noble Corp.	831,018
4,200	Pride International, Inc.(a)	78,918
10,900	Schlumberger, Ltd.	562,985
2,200	SEACOR Holdings, Inc.(a)(b)	147,774

		2,828,414

Oil, Gas & Consumable Fuels 11.0%
7,300	Apache Corp.	601,009
52,784	Chevron Corp.	3,937,686
1,000	Clayton Williams Energy, Inc.(a)	48,430
46,000	ConocoPhillips	2,392,920
6,700	Devon Energy Corp.	541,762
100,774	Exxon Mobil Corp.	7,469,369
2,700	Gulfport Energy Corp.(a)	19,035
50,600	Marathon Oil Corp.	1,472,460
17,100	Occidental Petroleum Corp.	949,734
800	Overseas Shipholding Group, Inc.	30,064
6,800	Peabody Energy Corp.	234,668
8,600	Sunoco, Inc.	262,300
26,600	Valero Energy Corp.	547,428

		18,506,865
FINANCIALS 13.4%

Capital Markets 1.9%
12,200	Charles Schwab Corp. (The)	233,264
12,280	Goldman Sachs Group, Inc. (The)	1,135,900
21,100	Merrill Lynch & Co., Inc.(b)	392,249
27,000	Morgan Stanley(b)	471,690
21,500	State Street Corp.	932,025

		3,165,128

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	11

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
FINANCIALS (Continued)

Commercial Banks 3.1%
6,600	Huntington Bancshares, Inc.(b)	$62,370
14,900	Oriental Financial Group, Inc.	241,976
8,500	PNC Financial Services Group, Inc. (The)	566,695
92,500	Regions Financial Corp.	1,025,825
19,591	U.S. Bancorp.	584,008
39,900	Wachovia Corp.(b)	255,759
24,600	Webster Financial Corp.	456,084
58,220	Wells Fargo & Co.(b)	1,982,391

		5,175,108

Consumer Finance 1.3%
35,800	American Express Co.	984,500
15,100	Capital One Financial Corp.	590,712
46,400	Discover Financial Services	568,400

		2,143,612

Diversified Financial Services 3.1%
95,233	Bank of America Corp.	2,301,782
3,100	CIT Group, Inc.(b)	12,834
37,000	Citigroup, Inc.	505,050
61,100	JPMorgan Chase & Co.	2,520,375

		5,340,041

Insurance 3.3%
6,300	Allied World Assurance Co.	202,041
36,400	Allstate Corp. (The)	960,596
11,100	American Physicians Capital Inc.(b)	454,101
7,100	Endurance Specialty Holdings, Ltd.	214,704
2,300	Genworth Financial, Inc. (Class A)	11,132
19,300	Hartford Financial Services Group, Inc.	199,176
4,600	IPC Holdings, Ltd.	127,006
4,667	Loews Corp.	154,991
4,500	MetLife, Inc.	149,490
23,600	Montpelier Re Holdings, Ltd.	337,716
33,700	Platinum Underwriters Holdings, Ltd.	1,069,638
37,697	Travelers Cos., Inc. (The)	1,604,007
11,700	XL Capital, Ltd. (Class A) (Bermuda)	113,490

		5,598,088

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
FINANCIALS (Continued)

Real Estate Investment Trusts 0.6%
28,400	Brandywine Realty Trust	$245,376
9,300	CBL & Associates Properties, Inc.(b)	85,839
15,900	Lexington Corporate Properties Trust(b)	127,677
17,300	Pennsylvania Real Estate Investment Trust(b)	218,845
600	Simon Property Group, Inc.(b)	40,218
40,400	Sunstone Hotel Investors, Inc.	264,620

		982,575

Real Estate Management & Development 0.1%
14,100	C.B. Richard Ellis Group, Inc.(a)(b)	98,841
HEALTHCARE 14.9%

Biotechnology 1.2%
30,900	Amgen, Inc.(a)(b)	1,850,601
4,800	Biogen Idec, Inc.(a)	204,240

		2,054,841

Healthcare Equipment & Supplies 3.5%
3,600	Alcon, Inc.	317,232
12,500	Baxter International, Inc.	756,125
19,500	Becton, Dickinson & Co.	1,353,300
76,000	Boston Scientific Corp.(a)	686,280
20,900	Covidien, Ltd.	925,661
46,000	Medtronic, Inc.	1,855,180

		5,893,778

Healthcare Providers & Services 1.8%
7,900	Aetna, Inc.	196,473
2,200	CIGNA Corp.	35,860
22,200	Express Scripts, Inc.(a)(b)	1,345,542
25,600	Humana, Inc.(a)	757,504
21,800	UnitedHealth Group, Inc.	517,314
2,200	WellPoint, Inc.(a)	85,514

		2,938,207

Life Sciences, Tools & Services 0.3%
13,100	Charles River Laboratories International, Inc.(a)	469,373

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	13

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
HEALTHCARE (Continued)

Pharmaceuticals 8.1%
11,100	Abbott Laboratories	$612,165
11,000	Allergan, Inc.(b)	436,370
94,000	Bristol-Myers Squibb Co.	1,931,700
34,800	Eli Lilly & Co.	1,176,936
3,200	Forest Laboratories, Inc.(a)	74,336
53,299	Johnson & Johnson	3,269,361
112,400	King Pharmaceuticals, Inc.(a)	987,996
8,600	Medicines Co.(a)(b)	149,898
51,000	Merck & Co., Inc.	1,578,450
102,710	Pfizer, Inc.	1,818,994
13,100	Warner Chilcott, Ltd. (Class A)(a)	181,697
45,000	Wyeth	1,448,100

		13,666,003
INDUSTRIALS 12.0%

Aerospace/Defense 4.1%
14,800	Boeing Co.	773,596
23,500	General Dynamics Corp.	1,417,520
15,800	Honeywell International, Inc.	481,110
7,300	Lockheed Martin Corp.	620,865
28,000	Northrop Grumman Corp.	1,312,920
27,500	Raytheon Co.	1,405,525
15,000	United Technologies Corp.	824,400

		6,835,936

Air Freight & Logistics
900	United Parcel Service, Inc. (Class B)	47,502

Building Products 0.1%
3,700	NCI Buildings Systems, Inc.(a)(b)	68,857

Commercial Services & Supplies 0.3%
17,200	GeoEye, Inc.(a)(b)	372,208
3,300	Waste Management, Inc.	103,059

		475,267

Construction & Engineering 0.3%
4,500	Fluor Corp.	179,685

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
INDUSTRIALS (Continued)

Construction & Engineering (cont’d.)
7,500	Jacobs Engineering Group, Inc.(a)	$273,225

		452,910

Electrical Equipment 0.9%
38,300	Emerson Electric Co.(b)	1,253,559
8,900	II-VI, Inc.(a)	250,001

		1,503,560

Industrial Conglomerates 2.4%
151,200	General Electric Co.	2,949,912
46,200	Tyco International, Ltd. (Bermuda)	1,167,936

		4,117,848

Machinery 1.3%
11,900	Bucyrus International Inc. (Class A)	287,147
15,100	Caterpillar, Inc.(b)	576,367
32,400	Cummins, Inc.	837,540
11,900	Deere & Co.	458,864
6,500	Titan International, Inc.	75,140

		2,235,058

Road & Rail 2.6%
3,000	Burlington Northern Santa Fe Corp.	267,180
30,200	CSX Corp.	1,380,744
24,600	Norfolk Southern Corp.	1,474,524
13,400	Ryder System, Inc.	530,908
11,500	Union Pacific Corp.	767,855

		4,421,211
INFORMATION TECHNOLOGY 16.3%

Communications Equipment 3.0%
7,200	Avocent Corp.(a)	108,144
84,050	Cisco Systems, Inc.(a)	1,493,569
38,300	Corning, Inc.	414,789
21,900	Harris Corp.	787,305
3,400	PC-Tel, Inc.	19,958
59,300	QUALCOMM, Inc.	2,268,818

		5,092,583

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	15

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
INFORMATION TECHNOLOGY (Continued)

Computers & Peripherals 5.4%
6,890	Apple, Inc.(a)	$741,295
110,000	Dell, Inc.(a)(b)	1,336,500
21,500	EMC Corp.(a)	253,270
74,625	Hewlett-Packard Co.	2,856,645
30,170	International Business Machines Corp.	2,804,905
8,600	Lexmark International, Inc.(a)(b)	222,138
11,200	NCR Corp.(a)	204,736
2,400	Network Appliance, Inc.(a)	32,472
26,400	QLogic Corp.(a)(b)	317,328
11,200	Synaptics, Inc.(a)(b)	345,968

		9,115,257

Electronic Equipment & Instruments 0.2%
4,300	Daktronics, Inc.(b)	42,828
3,600	Radisys Corp.(a)(b)	22,932
18,500	Tyco Electronics, Ltd. (Bermuda)	359,640

		425,400

Internet Software & Services 0.7%
42,000	EarthLink, Inc.(a)	289,800
13,800	eBay, Inc.(a)	210,726
1,800	Google, Inc. (Class A)(a)	646,848

		1,147,374

IT Services 1.1%
13,000	Accenture, Ltd.	429,650
36,500	Automatic Data Processing, Inc.	1,275,675
5,300	Integral Systems, Inc.	130,221

		1,835,546

Office Electronics
8,100	Xerox Corp.	64,962

Semiconductors & Semiconductor Equipment 2.5%
64,300	Broadcom Corp.(a)	1,098,244
124,000	Intel Corp.(b)	1,984,000
12,300	LSI Logic Corp.(a)(b)	47,355
51,800	National Semiconductor Corp.	682,206

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
INFORMATION TECHNOLOGY (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
6,000	Silicon Laboratories, Inc.(a)	$155,760
23,600	Volterra Semiconductor Corp.(a)(b)	222,784

		4,190,349

Software 3.4%
25,800	Adobe Systems, Inc.(a)	687,312
9,600	CA, Inc.	170,880
159,800	Microsoft Corp.(b)	3,568,334
16,100	Oracle Corp.(a)	294,469
77,200	Symantec Corp.(a)	971,176

		5,692,171
MATERIALS 2.0%

Chemicals 1.3%
7,200	Air Products & Chemicals, Inc.	418,536
4,500	CF Industries Holding, Inc.	288,855
10,800	Dow Chemical Co. (The)	288,036
11,100	E.I. du Pont de Nemours & Co.	355,200
3,000	Mosaic Co. (The)	118,230
11,300	OM Group, Inc.(a)	241,142
18,900	Terra Industries, Inc.	415,611

		2,125,610

Construction Materials 0.1%
20,600	Headwaters, Inc.(a)	218,360

Metals & Mining 0.6%
8,900	Allegheny Technologies, Inc.	236,206
40,000	Century Aluminum Co.(a)	502,800
30,500	Steel Dynamics, Inc.	363,560

		1,102,566
TELECOMMUNICATION SERVICES 3.4%

Diversified Telecommunication Services 3.4%
96,168	AT&T, Inc.	2,574,417
1,100	Embarq Corp.	33,000
1,700	NTELOS Holdings Corp.	44,200

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	17

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
TELECOMMUNICATION SERVICES (Continued)

Diversified Telecommunication Services (cont’d.)
88,900	Verizon Communications, Inc.	$2,637,663
59,900	Windstream Corp.	449,849

		5,739,129
UTILITIES 4.4%

Electric Utilities 2.4%
21,600	American Electric Power Co., Inc.	704,808
29,800	Edison International	1,060,582
8,500	Entergy Corp.	663,425
11,900	Exelon Corp.	645,456
10,900	FirstEnergy Corp.	568,544
1,300	FPL Group, Inc.	61,412
49,600	Sierra Pacific Resources	411,184

		4,115,411

Multi-Utilities 2.0%
2,700	Ameren Corp.	87,615
52,100	Centerpoint Energy, Inc.	600,192
19,900	Dominion Resources, Inc.	721,972
45,500	NiSource, Inc.	589,680
40,100	Public Service Enterprise Group, Inc.	1,128,815
5,300	Sempra Energy	225,727

		3,354,001

	Total long-term investments (cost $172,855,703)	164,176,780

Principal Amount (000)
SHORT-TERM INVESTMENTS 16.8%

United States Government Security 0.2%
$ 405,000	United States Treasury Bill 0.67%, 12/18/2008(c)(d) (cost $404,652)	404,781

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Affiliated Money Market Mutual Fund 16.6%
27,914,468	Dryden Core Investment Fund-Taxable Money Market Series (cost $27,914,468; includes $23,770,858 of cash collateral received for securities on loan)(e)(f)	$27,914,468

	Total short-term investments (cost $28,319,120)	28,319,249

	Total Investments 114.3% (cost $201,174,823; Note 5)	192,496,029
	Liabilities in excess of other assets(g) (14.3%)	(24,057,973)

	Net Assets 100.0%	$168,438,056

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $23,102,582; cash collateral of $23,770,858 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	All or a portion of security segregated as collateral for financial futures contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(g)	Liabilities in excess of other assets include net unrealized appreciation on financial futures as follows:

Open futures contracts outstanding at October 31, 2008:

Number of Contracts	Type	Expiration Date	Value at October 31, 2008	Value at Trade Date	Unrealized Appreciation
	Long Positions:
15	S&P 500 Index	Dec. 2008	$3,627,375	$3,442,750	$184,625

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2008 was as follows:

Affiliated Money Market Mutual Fund (including 14.1% of collateral received for securities on loan)	16.6%
Information Technology	16.3
Healthcare	14.9
Financials	13.4
Energy	12.7
Consumer Staples	12.0
Industrials	12.0
Consumer Discretionary	6.4

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	19

Portfolio of Investments

as of October 31, 2008 continued

Utilities	4.4%
Telecommunication Services	3.4
Materials	2.0
United States Government Security	0.2

114.3
Liabilities in excess of other assets	(14.3)

100.0%

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Financial Statements

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Large-Cap Core Equity Fund

Statement of Assets and Liabilities

as of October 31, 2008

Assets
Investments at value, including securities on loan of $23,102,582:
Unaffiliated Investments (cost $173,260,355)	$164,581,561
Affiliated Investments (cost $27,914,468)	27,914,468
Cash	31,157
Receivable for Fund shares sold	413,353
Dividends and interest receivable	272,247
Due from broker-variation margin	26,000
Prepaid expenses	4,394
Reclaim receivable	1,806

Total assets	193,244,986

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	23,770,858
Payable for Fund shares reacquired	557,003
Accrued expenses	138,099
Management fee payable	91,527
Payable to Class X shareholders	83,076
Distribution fee payable	68,475
Affiliated transfer agent fee payable	60,843
Payable to broker	31,861
Deferred trustees’ fees	5,188

Total liabilities	24,806,930

Net Assets	$168,438,056

Net assets were comprised of:
Shares of beneficial interest, at par	$18,324
Paid-in capital in excess of par	217,468,312

217,486,636
Undistributed net investment income	946,925
Accumulated net realized loss on investment transactions	(41,501,336)
Net unrealized depreciation investments	(8,494,169)

Net assets, October 31, 2008	$168,438,056

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($68,021,259 ÷ 7,300,398 shares of beneficial interest issued and outstanding)	$9.32
Maximum sales charge (5.50% of offering price)	.54

Maximum offering price to public	$9.86

Class B
Net asset value, offering price and redemption price per share ($9,269,069 ÷ 1,045,350 shares of beneficial interest issued and outstanding)	$8.87

Class C
Net asset value, offering price and redemption price per share ($30,242,651 ÷ 3,409,994 shares of beneficial interest issued and outstanding)	$8.87

Class L
Net asset value, offering price and redemption price per share ($6,113,447 ÷ 657,258 shares of beneficial interest issued and outstanding)	$9.30

Class M
Net asset value, offering price and redemption price per share ($15,422,793 ÷ 1,738,948 shares of beneficial interest issued and outstanding)	$8.87

Class X
Net asset value, offering price and redemption price per share ($2,766,589 ÷ 308,271 shares of beneficial interest issued and outstanding)	$8.97

Class Z
Net asset value, offering price and redemption price per share ($36,602,248 ÷ 3,864,020 shares of beneficial interest issued and outstanding)	$9.47

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	23

Statement of Operations

Year Ended October 31, 2008

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $1,853)	$4,794,579
Affiliated income from securities loaned, net	160,248
Affiliated dividend income	84,549
Miscellaneous income	8,093
Interest	3,671

Total income	5,051,140

Expenses
Management fee	1,433,599
Distribution fee—Class A	265,071
Distribution fee—Class B	166,896
Distribution fee—Class C	457,128
Distribution fee—Class L	49,283
Distribution fee—Class M	292,893
Distribution fee—Class X	15,112
Transfer agent’s fees and expenses (including affiliated expenses of $228,200)(Note 3)	416,000
Legal fees and expenses	228,000
Registration fees	65,000
Reports to shareholders	60,000
Custodian’s fees and expenses	54,000
Audit fee	21,000
Trustees’ fees	16,000
Loan interest expense (Note 7)	4,477
Insurance	4,000
Miscellaneous	28,374

Total expenses	3,576,833

Net investment income	1,474,307

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on:
Investment transactions	(15,222,704)
Financial futures transactions	(1,308,128)

(16,530,832)

Net change in unrealized appreciation (depreciation) on:
Investments	(81,652,811)
Financial futures contracts	128,400

(81,524,411)

Net loss on investments	(98,055,243)

Net Decrease In Net Assets Resulting From Operations	$(96,580,936)

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,474,307	$770,669
Net realized gain (loss) on investment transactions	(16,530,832)	20,798,022
Net change in unrealized appreciation (depreciation) on investments	(81,524,411)	14,131,647

Net increase (decrease) in net assets resulting from operations	(96,580,936)	35,700,338

Dividends from net investment income (Note 1)
Class A	(822,096)	(386,156)
Class B	(17,208)	—
Class C	(43,824)	—
Class L	(68,350)	—
Class M	(31,326)	—
Class X	(21,753)	(31,738)
Class Z	(227,524)	(134,402)

	(1,232,081)	(552,296)

Capital contributions
Class X	6,011	12,104

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	57,343,679	18,378,389
Net asset value of shares issued in connection with merger (Note 8)	—	105,958,479
Net asset value of shares issued in reinvestment of dividends	1,123,511	484,943
Cost of shares reacquired	(69,840,426)	(49,371,066)

Net increase (decrease) in net assets from Fund share transactions	(11,373,236)	75,450,745

Total increase (decrease)	(109,180,242)	110,610,891

Net Assets
Beginning of year	277,618,298	167,007,407

End of year(a)	$168,438,056	$277,618,298

(a) Includes undistributed net investment income of:	$946,925	$700,992

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	25

Notes to Financial Statements

Dryden Large-Cap Core Equity Fund (the “Fund”) is a series of Dryden Tax-Managed Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 3, 1999.

The Fund’s investment objective is to seek long-term after-tax growth of capital. It invests in a portfolio of equity-related securities, such as common stock and convertible securities of U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

26	Visit our website at www.jennisondryden.com

are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to

Dryden Large-Cap Core Equity Fund	27

Notes to Financial Statements

continued

pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”.

Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-capital in excess of par, as appropriate.

28	Visit our website at www.jennisondryden.com

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund up to and including $500 million and .60 of 1% of such assets in excess of $500 million. The effective management fee rate was .65 of 1% for the year ended October 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the fund.

Pursuant to the Class A, B, C, L, M, and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares,

Dryden Large-Cap Core Equity Fund	29

Notes to Financial Statements

continued

respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares through February 28, 2008. The effective distribution fee rate for Class A was .28% for the year ended October 31, 2008.

Management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The manager has agreed to pay for the overcharge. This amount is reflected as a reduction to current distribution expense and a contribution to capital. The impact of this matter has been reflected in the Statement of Changes in Net Assets and in the Financial Highlights for the year ended October 31, 2007.

PIMS has advised the Fund that it received approximately $41,200 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2008, it received approximately $200, $28,100, $1,000, $69,500 and $8,500 in contingent deferred sales charges imposed upon certain redemptions by Class A, B, C, M and X shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2008, the Fund incurred approximately $102,100 in total networking fees of which $33,800 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

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Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2008, PIM has been compensated in the amount of approximately $68,800 for these services.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Portfolios’ Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Portfolios’ Securities Lending Agent utilized collateral held on behalf of the Portfolios for securities out on loan to compensate the Portfolios for the failure of Lehman to return the securities.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the years ended October 31, 2008 were $211,913,581 and $226,247,578, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par and undistributed net investment income. For the fiscal year ended October 31, 2008, the adjustments were to increase accumulated net investment income by $3,707 and to increase paid-in-capital in excess of par by $6,254 due to other book to tax differences. Net investment income, net realized loss and net assets were not affected by this change.

The tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,215,145 and $520,558 of ordinary income for the years ended October 31, 2008 and October 31, 2007, respectively.

As of October 31, 2008, the accumulated undistributed income on a tax basis was $952,113 of ordinary income.

Dryden Large-Cap Core Equity Fund	31

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$202,060,624	$18,877,409	$(28,442,004)	$(9,564,595)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and Lehman Brothers securities adjustments.

As of October 31, 2008, the Fund had a capital loss carryforward for tax purposes of approximately $40,431,000 of which $3,978,000 expires in 2009, $10,798,000 expires in 2010, $9,526,000 expires in 2011 and $16,129,000 expires in 2016. Certain portions of the capital loss carryforward were assumed by the Fund as a result of an acquisition. Utilization of these capital loss carryforwards may be limited in accordance with income tax regulations.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Trust’s financial statements. The Trust’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class C shares are sold with

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a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M and Class X shares will automatically convert to Class A shares approximately eight and ten years after purchase, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class M and Class X shares are closed to new initial purchases. Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other JennisonDryden funds. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Class A	Shares	Amount
Year ended October 31, 2008:
Shares sold	640,405	$7,836,999
Shares issued in reinvestment of dividends	52,403	747,266
Shares reacquired	(1,716,167)	(21,260,802)

Net increase (decrease) in shares outstanding before conversion	(1,023,359)	(12,676,537)
Shares issued upon conversion from Class B, M, X	968,613	12,470,671

Net increase (decrease) in shares outstanding	(54,746)	$(205,866)

Year ended October 31, 2007:
Shares sold	600,181	$8,371,488
Shares issued in connection with the merger	1,107,054	14,562,579
Shares issued in reinvestment of dividends	26,556	352,926
Shares reacquired	(1,189,982)	(16,596,752)

Net increase (decrease) in shares outstanding before conversion	543,809	6,690,241
Shares issued upon conversion from Class B, M, X	1,001,384	13,720,848

Net increase (decrease) in shares outstanding	1,545,193	$20,411,089

Class B
Year ended October 31, 2008:
Shares sold	105,932	$1,250,364
Shares issued in reinvestment of dividends	1,184	16,163
Shares reacquired	(316,494)	(3,752,853)

Net increase (decrease) in shares outstanding before conversion	(209,378)	(2,486,326)
Shares reacquired upon conversion into Class A	(505,228)	(6,288,027)

Net increase (decrease) in shares outstanding	(714,606)	$(8,774,353)

Year ended October 31, 2007:
Shares sold	110,442	$1,475,183
Shares issued in connection with the merger	278,311	3,502,003
Shares reacquired	(480,842)	(6,369,235)

Net increase (decrease) in shares outstanding before conversion	(92,089)	(1,392,049)
Shares reacquired upon conversion into Class A	(910,024)	(11,839,799)

Net increase (decrease) in shares outstanding	(1,002,113)	$(13,231,848)

Dryden Large-Cap Core Equity Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2008:
Shares sold	135,120	$1,539,107
Shares issued in reinvestment of dividends	2,995	40,883
Shares reacquired	(786,590)	(9,281,100)

Net increase (decrease) in shares outstanding	(648,475)	$(7,701,110)

Year ended October 31, 2007:
Shares sold	139,680	$1,860,461
Shares issued in connection with the merger	1,427,213	17,970,752
Shares reacquired	(678,996)	(9,044,597)

Net increase (decrease) in shares outstanding	887,897	$10,786,616

Class L
Year ended October 31, 2008:
Shares sold	5,006	$64,752
Shares issued in reinvestment of dividends	4,635	66,100
Shares reacquired	(226,564)	(2,846,577)

Net increase (decrease) in shares outstanding	(216,923)	$(2,715,725)

Period ended October 31, 2007:*
Shares sold	3,311	$48,374
Shares issued in connection with the merger	1,071,340	14,097,719
Shares reacquired	(200,470)	(2,852,245)

Net increase (decrease) in shares outstanding	874,181	$11,293,848

Class M
Year ended October 31, 2008:
Shares sold	33,336	$426,150
Shares issued in reinvestment of dividends	1,737	23,711
Shares reacquired	(824,322)	(9,893,962)

Net increase (decrease) in shares outstanding before conversion	(789,249)	(9,444,101)
Shares reacquired upon conversion into Class A	(506,567)	(6,139,481)

Net increase (decrease) in shares outstanding	(1,295,816)	$(15,583,582)

Period ended October 31, 2007:*
Shares sold	89,964	$1,229,556
Shares issued in connection with the merger	3,927,001	49,438,293
Shares reacquired	(847,645)	(11,508,209)

Net increase (decrease) in shares outstanding before conversion	3,169,320	39,159,640
Shares reacquired upon conversion into Class A	(134,556)	(1,846,980)

Net increase (decrease) in shares outstanding	3,034,764	$37,312,660

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Class X	Shares	Amount
Year ended October 31, 2008:
Shares sold	6,932	$109,549
Shares issued in reinvestment of dividends	350	4,781
Shares reacquired	(139,626)	(1,698,250)

Net increase (decrease) in shares outstanding before conversion	(132,344)	(1,583,920)
Shares reacquired upon conversion into Class A	(3,678)	(43,163)

Net increase (decrease) in shares outstanding	(136,022)	$(1,627,083)

Period ended October 31, 2007:*
Shares sold	35,454	$479,686
Shares issued in connection with the merger	507,290	6,387,133
Shares reacquired	(95,980)	(1,304,145)

Net increase (decrease) in shares outstanding before conversion	446,764	5,562,674
Shares reacquired upon conversion into Class A	(2,471)	(34,069)

Net increase (decrease) in shares outstanding	444,293	$5,528,605

Class Z
Year ended October 31, 2008:
Shares sold	3,954,028	$46,116,758
Shares issued in reinvestment of dividends	15,533	224,607
Shares reacquired	(1,692,540)	(21,106,882)

Net increase (decrease) in shares outstanding	2,277,021	$25,234,483

Year ended October 31, 2007:
Shares sold	349,848	$4,913,641
Shares issued in reinvestment of dividends	9,801	132,017
Shares reacquired	(116,973)	(1,695,883)

Net increase (decrease) in shares outstanding	242,676	$3,349,775

*	Commenced operations on March 16, 2007.

Note 7. Borrowing

The Trust, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The

Dryden Large-Cap Core Equity Fund	35

Notes to Financial Statements

continued

purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Trust utilized the SCA during the year ended October 31, 2008. The average daily balance for the 4 days the Trust had an outstanding balance was $15,204,000 at a weighted average interest rate of approximately 2.65%.

Note 8. Reorganization

On March 16, 2007, the Fund acquired all of the net assets of Strategic Partners Large Cap Core Fund pursuant to a plan of reorganization approved by the Strategic Partners Large Cap Core Fund shareholders on December 14, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for the corresponding classes of Strategic Partners Large Cap Core Fund.

Strategic Partners Large Cap Core Fund		Dryden Large-Cap Core Equity Fund
Class	Shares	Shares	Value
A	1,371,165	1,107,054	$14,562,579
B	339,013	278,311	3,502,003
C	1,739,666	1,427,213	17,970,752
L	1,332,488	1,071,340	14,097,719
M	4,785,895	3,927,001	49,438,293
X	620,110	507,218	6,387,133

The aggregate net assets and unrealized appreciation of Strategic Partners Large Cap Core Fund immediately before the acquisition was $105,958,479 and $22,791,596, respectively. The aggregate net assets of Dryden Large-Cap Core Equity Fund immediately before the acquisition was $165,372,366.

The Fund acquired capital loss carryforward from the reorganization with Strategic Partners Large Cap Core Fund in the amount of $16,056,580 (amount included in Note 5). The future utilization of the acquired capital loss carryforwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

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Note 9. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

In March 2008, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1 and FIN 45-4”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others”, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. At this time, management is evaluating the implications of FSP No. FAS 133-1 and FIN 45-4 and its impact, if any, on the financial statements has not yet been determined.

Dryden Large-Cap Core Equity Fund	37

Financial Highlights

Class A
Year Ended October 31, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.85

Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized gain (loss) on investment transactions	(5.54)

Total from investment operations	(5.42)

Less Dividends:
Dividends from net investment income	(.11)

Net asset value, end of year	$9.32

Total Return(b):	(36.75)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$68,021
Average net assets (000)	$93,917
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.34%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment income	.94%
Portfolio turnover rate	96%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through February 28, 2008.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2007	2006	2005	2004

$13.01	$11.20	$10.36	$9.47

.09	.08 (a)	.08	.05
1.82	1.77	.83	.84

1.91	1.85	.91	.89

(.07)	(.04)	(.07)	—

$14.85	$13.01	$11.20	$10.36

14.72%	16.54%	8.84%	9.40%

$109,231	$75,578	$50,856	$49,979
$95,001	$64,957	$52,404	$48,763

1.16%	1.22%	1.22%	1.16%
.91%	.97%	.97%	.91%
.67%	.68%	.75%	.47%
90%	72%	74%	73%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	39

Financial Highlights

continued

Class B
Year Ended October 31, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.14

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment transactions	(5.29)

Total from investment operations	(5.26)

Less Dividends:
Dividends from net investment income	(.01)

Net asset value, end of year	$8.87

Total Return(c):	(37.22)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$9,269
Average net assets (000)	$16,689
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment income (loss)	.25%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2007	2006	2005	2004

$12.42	$10.73	$9.94	$9.15

.01	.01 (a)	— (b)	(.03)
1.71	1.68	.79	.82

1.72	1.69	.79	.79

—	—	—	—

$14.14	$12.42	$10.73	$9.94

13.85%	15.75%	7.95%	8.63%

$24,883	$34,293	$71,436	$89,099
$28,960	$52,013	$83,027	$96,512

1.91%	1.97%	1.97%	1.91%
.91%	.97%	.97%	.91%
(.03)%	.08%	.04%	(.28)%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	41

Financial Highlights

continued

Class C
Year Ended October 31, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.14

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment transactions	(5.29)

Total from investment operations	(5.26)

Less Dividends:
Dividends from net investment income	(.01)

Net asset value, end of year	$8.87

Total Return(c):	(37.22)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$30,243
Average net assets (000)	$45,712
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment income (loss)	.23%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share or 0.005%.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2007	2006		2005	2004

$12.42	$10.73		$9.94	$9.15

(.01)	—	(a)(b)	— (b)	(.03)
1.73	1.69		.79	.82

1.72	1.69		.79	.79

—	—		—	—

$14.14	$12.42		$10.73	$9.94

13.85%	15.75%		7.95%	8.63%

$57,391	$39,368		$42,422	$50,042
$50,597	$40,441		$47,629	$53,868

1.91%	1.97%		1.97%	1.91%
.91%	.97%		.97%	.91%
(.08)%	—	(b)	.03%	(.28)%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	43

Financial Highlights

continued

	Class L
	Year Ended October 31, 2008(e)	March 16, 2007(a) through October 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.83	$13.16

Income from investment operations:
Net investment income	.09	.03
Net realized and unrealized gain (loss) on investment transactions	(5.54)	1.64

Total from investment operations	(5.45)	1.67

Less Dividends:
Dividends from net investment income	(.08)	—

Net asset value, end of period	$9.30	$14.83

Total Return(b):	(36.94)%	12.69%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,113	$12,962
Average net assets (000)	$9,856	$8,583
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.56%	1.41	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.06%	.91	%(d)
Net investment income	.73%	.31	%(d)

(a)	Inception date of Class L shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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	Class M
	Year Ended October 31, 2008(e)	March 16, 2007(a) through October 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.14	$12.59

Income (loss) from investment operations:
Net investment income (loss)	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	(5.29)	1.57

Total from investment operations	(5.26)	1.55

Less Dividends:
Dividends from net investment income	(.01)	—

Net asset value, end of period	$8.87	$14.14

Total Return(b):	(37.22)%	12.31%
Ratios/Supplemental Data:
Net assets, end of period (000)	$15,423	$42,909
Average net assets (000)	$29,289	$29,146
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.06%	1.91	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.06%	.91	%(d)
Net investment income (loss)	.24%	(.19	)%(d)

(a)	Inception date of Class M shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	45

Financial Highlights

continued

	Class X
	Year Ended October 31, 2008(f)	March 16, 2007(a) through October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.16	$12.60

Income (loss) from investment operations:
Net investment income	.13	.04
Net realized and unrealized gain (loss) on investment transactions	(5.28)	1.56

Total from investment operations	(5.15)	1.60

Dividends from net investment income	(.06)	(.07)
Capital contribution	.02	.03

Net asset value, end of period	$8.97	$14.16

Total Return(b):	(36.25)%	12.93	%(g)
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,767	$6,283
Average net assets (000)	$4,698	$3,939
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.38%	1.29	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.06%	.91	%(e)
Net investment income	1.08%	.42	%(e)

(a)	Inception date of Class X shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.
(d)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.
(e)	Annualized.
(f)	Calculated based upon average shares outstanding during the year.
(g)	Total return has been adjusted to reflect the manager payment for sales charges in excess of regulatory limits.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended October 31, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.09

Income (loss) from investment operations:
Net investment income	.15
Net realized and unrealized gain (loss) on investment transactions	(5.63)

Total from investment operations	(5.48)

Less Dividends:
Dividends from net investment income	(.14)

Net asset value, end of year	$9.47

Total Return(b):	(36.64)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$36,602
Average net assets (000)	$20,386
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment income	1.25%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2007	2006	2005	2004

$13.21	$11.37	$10.52	$9.59

.13	.12 (a)	.11	.06
1.85	1.79	.84	.87

1.98	1.91	.95	.93

(.10)	(.07)	(.10)	—

$15.09	$13.21	$11.37	$10.52

15.06%	16.83%	9.06%	9.70%

$23,950	$17,764	$13,713	$11,457
$21,053	$15,784	$13,218	$8,905

.91%	.97%	.97%	.91%
.91%	.97%	.97%	.91%
.93%	.97%	.96%	.73%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden Large-Cap Core Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Large-Cap Core Equity Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2008) as to the federal income tax status of dividends paid by the Fund during such fiscal period. We are advising you that during its fiscal year ended October 31, 2008, the Fund paid ordinary dividends for Class A of $0.11 per share, for Class B of $0.011 per share, for Class C of $0.011 per share, for Class L of $0.08 per share, for Class M of $0.011 per share, for Class X of $0.011 per share and Class Z of $0.14 per share, respectively, which represents net investment income.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal period ended October 31, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund designates 100% of ordinary income dividends, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2008, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2007.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Large-Cap Core Equity Fund	51

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.
Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden Large-Cap Core Equity Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1998 and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden Large-Cap Core Equity Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Tax-Managed Funds oversees the management of the Dryden Large-Cap Core Equity Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Large-Cap Core Equity Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) was in the

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second quartile over the one- and three-year periods, and in the first quartile over the five-year period. The Board also noted that the Fund outperformed its benchmark index over the same periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board

Dryden Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/08
	One Year	Five Years	Since Inception
Class A	–40.23%	–0.99%	–1.07%
Class B	–40.36	–0.80	–1.22
Class C	–37.85	–0.60	–1.22
Class L	–40.56	N/A	–21.88
Class M	–40.98	N/A	–21.87
Class X	–40.32	N/A	–21.33
Class Z	–36.64	0.38	–0.24

Average Annual Total Returns (Without Sales Charges) as of 10/31/08
	One Year	Five Years	Since Inception
Class A	–36.75%	0.14%	–0.49%
Class B	–37.22	–0.60	–1.22
Class C	–37.22	–0.60	–1.22
Class L	–36.94	N/A	–18.97
Class M	–37.22	N/A	–19.36
Class X	–36.51	N/A	–18.81
Class Z	–36.64	0.38	–0.24

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the

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past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.36%; Class B, 2.06%; Class C, 2.06%; Class L, 1.56%; Class M, 2.06%; Class X, 1.38%; Class Z, 1.06%. Net operating expenses apply to: Class A, 1.34%; Class B, 2.06%; Class C, 2.06%; Class L, 1.56%; Class M, 2.06%; Class X, 1.38%; Class Z, 1.06%, after contractual reduction through 2/28/2008.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 3/3/99; Class L, Class M, Class X, 3/19/07.

The graph compares a $10,000 investment in the Dryden Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 3, 1999) and the account values at the end of the current fiscal year (October 31, 2008) as measured on a quarterly basis. The S&P 500 Index data is measured from the closest month-end to inception date and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through February 28, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. The S&P 500 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually, and investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1% in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Large-Cap Core Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling

(800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Large-Cap Core Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Large-Cap Core Equity Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	PTMAX	PTMBX	PTMCX	N/A	N/A	N/A	PTEZX
CUSIP	26248W106	26248W205	26248W304	26248W502	26248W601	26248W700	26248W403

MF187E    IFS-A159562    Ed. 12/2008

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2008 and October 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $19,859, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Tax-Managed Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 19, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 19, 2008

*	Print the name and title of each signing officer under his or her signature.